SECURITIES & EXCHANGE COMMISSION

                                   Washington, D.C. 20549

                                          Form 8-K

                                       CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of
                            the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported): June 19,2000


                                CIB MARINE BANCSHARES, INC.
                   (Exact name of registrant as specified in its charter)


                                         WISCONSIN
                       (State or other jurisdiction of incorporation)


                      000-24149                        37-1203599
               (Commission File Number)   (IRS Employer Identification No.)


                      N27 W24025 PAUL COURT, PEWAUKEE, WISCONSIN 53072
                (Address including zip code of Principal Executive Offices)


                                       (262) 695-6010
                    (Registrant's telephone number, including area code)





    Item 5.Other Events

    Incorporated by reference is a press release issued by the Registrant on June 19, 2000, attached as Exhibit 99, providing information concerning the Registrant's approval of a 150-for-1 stock split of its outstanding Common Stock in the form of a stock dividend.


    Item 7.     Financial Statements and Exhibits

          (c)   Exhibits

          99    Press Release dated June 19, 2000





                                         SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CIB MARINE BANCSHARES, INC.


    Date: June 28, 2000          By:  /s/ Steven T. Klitzing
                                 --------------------------------------------
                                          Steven T. Klitzing
                                          Senior Vice President and
                                          Chief Financial Officer





                                       EXHIBIT INDEX
                                       --------------

    Exhibit
    Number            Description
    -------           -----------

    99                Press Release dated June 19, 2000